                                                                    EXHIBIT 99.5

                                                                  EXECUTION COPY

                         TRANSITIONAL SERVICES AGREEMENT

         This TRANSITIONAL SERVICES AGREEMENT (this "Agreement") is made as of August 19, 2002, by and between Agrilink Foods, Inc., a New York corporation ("Agrilink"), and Pro-Fac Cooperative, Inc., a New York cooperative corporation ("Pro-Fac");

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Unit Purchase Agreement, dated as of June 20, 2002, by and among Vestar/Agrilink Holdings LLC, a Delaware limited liability company, Agrilink and Pro-Fac (the "Unit Purchase Agreement"), the parties agreed to form and capitalize a new limited liability company under the laws of the State of Delaware; and

         WHEREAS, in connection therewith, Agrilink and Pro-Fac each desire that Agrilink provide Pro-Fac with certain transition services as set forth herein; and

         WHEREAS, capitalized terms used herein and not otherwise defined herein have the meanings given to such terms in the Unit Purchase Agreement;

         NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agrilink and Pro-Fac agree as follows:

     1. Transition Services. During the term of this Agreement as set forth in
Section 5 below (the "Transition Period"), Agrilink shall provide, or cause its Affiliates to provide, to Pro-Fac the services set forth on Annex A attached hereto. Such services will be provided in the manner, to the standards, and at a relative level of service consistent in all material respects with the provision of such services by Agrilink or its Affiliates to or for the benefit of Pro-Fac immediately prior to the date hereof. Agrilink will receive the compensation for, if any, and will be reimbursed for any of its expenses incurred in connection with, providing such services as set forth in Annex A attached hereto. In addition, Pro-Fac shall also pay the prorated equitable portion reasonably determined by Agrilink of any incremental amounts that are required to be paid to any licensors of software that is used in connection with the provision of any service hereunder that Agrilink identifies as being payable following the date hereof and that are not reflected in the payments to be made to Agrilink pursuant to Annex A attached hereto or that any such licensor requires Agrilink to pay following the date hereof due to the provision of the services hereunder, and amounts, if any, that are required to be paid to any such licensors to obtain the consent of such licensor to provide any of the services hereunder. Subject to the immediately preceding sentence, Agrilink shall use reasonable efforts to obtain any consents that may be required from any such licensor in order to provide any of the services hereunder.

     2. Billing and Payment. Pro-Fac shall promptly pay all bills and invoices that it receives from Agrilink or its Affiliates for the services provided under or pursuant to this Agreement. These charges will be billed by Agrilink to Pro-Fac at the end of each calendar month during the Transition Period and shall be paid not later than ten (10) days following receipt by Pro-Fac of Agrilink's invoice. All payments will be made by wire transfer or by check in accordance with the instructions provided by the receiving party (in writing to the other party).

     3. General Intent. Agrilink shall use its commercially reasonable efforts to provide the transition services it is to provide and that are set forth on Annex A attached hereto.

     4. Validity of Documents. The parties hereto shall be entitled to rely upon the genuineness, validity or truthfulness of any document, instrument or other writing presented in connection with this Agreement unless such document, instrument or other writing appears on its face to be fraudulent, false or forged.

     5. Term of Agreement. The term of this Agreement shall commence on the date hereof and shall continue (unless sooner terminated pursuant to the terms hereof) through the date which is twenty four (24) months following the date hereof.

     6. Partial Termination. The provision of one or more of the services provided by Agrilink and/or its Affiliates hereunder may be terminated earlier than the period specified in Annex A attached hereto by Pro-Fac on not less than twenty (20) days' prior written notice to Agrilink. Such termination shall be final as of such twentieth day or other later date specified in the applicable notices.

     7. Pro-Fac General Manager. The parties agree that during the term of this Agreement to the extent that the Pro-Fac General Manager is an employee of the Company, (i) such person shall serve as the Pro-Fac General Manager at the discretion of Pro-Fac and may be terminated from such position by Pro-Fac's Board of Directors (such termination not to affect such person's status with the Company) and (ii) such person shall report to the CEO of the Company, with respect to his or her duties for the Company, and to the Pro-Fac Board of Directors, with respect to his or her duties for Pro-Fac.

     8. Inventions. Any inventions, discoveries, improvements, or developments ("Inventions"), whether or not patentable, relating to the services to be provided hereunder which are conceived or reduced to practice by Agrilink's personnel during the Transition Period, shall be the sole and exclusive property of Agrilink.

     9. Assignment. Except as set forth below, this Agreement and any rights and obligations hereunder shall not be assignable or transferable by Pro-Fac (including by operation of law in connection with a merger or sale of stock, or sale of substantially all the assets, of Pro-Fac) without the prior written consent of Agrilink and any purported assignment without such consent shall be void and without effect; provided, that without the consent of Agrilink,

Pro-Fac may assign its rights hereunder to one or more wholly-owned Subsidiaries of Pro-Fac but not its obligations hereunder.

     10. Limitation of Liability. Agrilink shall not be liable to Pro-Fac or any third party (including specifically employees of Pro-Fac) for any special, punitive, consequential, incidental or exemplary damages (including lost or anticipated revenues or profits relating to the same) arising from any claim relating to this Agreement or any of the services provided hereunder, whether such claim is based on warranty, contract, tort (including negligence or strict liability) or otherwise, even if an authorized representative of Agrilink is advised of the possibility or likelihood of the same. In addition, Agrilink shall not be liable to Pro-Fac or any third party (including specifically employees of Pro-Fac) for any direct damages arising from any claim relating to this Agreement or any of the services provided hereunder or required to be provided hereunder, except to the extent that such direct damages are caused by the willful misconduct or gross negligence of Agrilink or its Affiliates; provided, that Agrilink shall have no liability as contemplated above with respect to the services provided as described in Item 4 of Annex A attached hereto, except to the extent that such direct damages are caused by the willful misconduct of Agrilink or its Affiliates.

     11. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient or when sent by facsimile followed by delivery by reputable overnight courier service, or one day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to Agrilink and Pro-Fac at the addresses indicated below or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. All notices, demands and other communications hereunder may be given by any other means (including telecopy or electronic mail), but shall not be deemed to have been duly given unless and until it is actually received by the intended recipient.:

         (i)      Pro-Fac:

                  Pro-Fac Cooperative, Inc.
                  90 Linden Oaks
                  Rochester, NY 14625
                  Attn: Bruce Fox, Chairman
                  Facsimile: (231) 861-4884

         with a copy (which shall not constitute notice to Pro-Fac) to:

                  Harris Beach LLP
                  99 Garnsey Road
                  Pittsford, NY 14534
                  Attn: Thomas E. Willett, Esq.
                  Facsimile No.: (585) 419-8818

         (ii)     Agrilink:

                  Agrilink Foods, Inc.
                  90 Linden Oaks
                  Rochester, NY 14625
                  Attn: Dennis M. Mullen
                  Facsimile No.: (585) 383-1606

         with copies (which shall not constitute notice to Agrilink) to:

                  Vestar Capital Partners
                  245 Park Avenue, 41st Floor
                  New York, NY  10167
                  Attn: David M. Hooper and General Counsel
                  Facsimile No.: (212) 808-4922

         and:

                  Kirkland & Ellis
                  153 East 53rd Street
                  New York, New York  10022
                  Telecopy No.: (212) 446-4900
                  Attention:  Michael Movsovich

     12. Modification; Nonwaiver. This Agreement or Annex A attached hereto may be amended, or any provision of this Agreement or Annex A attached hereto may be waived upon the approval, in a writing, executed by Agrilink and Pro-Fac. No course of dealing between or among the parties hereto shall be deemed effective to modify, amend or discharge any part of this Agreement or Annex A attached hereto or any rights or obligations of any such party or such holder under or by reason of this Agreement or Annex A attached hereto.

     13. Relationship of Parties. Except as specifically provided herein, none of the parties shall act or represent or hold itself out as having authority to act as an agent or partner of the other parties, or in any way bind or commit the other party to any obligations. Nothing contained in this Agreement shall be construed as creating a partnership, joint venture, agency, trust or other association of any kind, each party being individually responsible only for its obligations as set forth in this Agreement.

     14. No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their permitted successors and assigns and nothing herein expressed or implied shall give or be construed to give any Person, other than the parties hereto and such permitted successors and assigns, any legal or equitable rights hereunder.

     15. Force Majeure. If Agrilink is prevented from complying, either totally or in part, with any of the terms or provisions of this Agreement by reason of fire, flood, storm, strike, lockout or other labor trouble, any law, order, proclamation, regulation, ordinance, demand or requirement of any governmental authority, riot, war, act of hostilities, act of terrorism, rebellion, or other causes beyond the reasonable control of Agrilink or other acts of God, then upon written notice to Pro-Fac, the affected provisions and/or other requirements of this Agreement shall be suspended during the period of such disability and Agrilink shall have no liability to Pro-Fac or any other party in connection therewith. Agrilink shall make all commercially reasonable efforts to remove such disability within thirty (30) days of giving notice of such disability.

     16. Descriptive Headings; Interpretation. The headings and captions used in this Agreement, Annex A attached hereto and the table of contents to this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Any capitalized terms used in Annex A attached hereto and not otherwise defined therein shall have the meanings set forth in this Agreement. The use of the word "including" herein shall mean "including without limitation."

     17. Counterparts. This Agreement may be executed in counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

     18. Entire Agreement. This Agreement, the Unit Purchase Agreement and the agreements and documents referred to in the Unit Purchase Agreement contain the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, relating to such subject matter.

     19. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any of the provisions of this Agreement.

     20. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be valid and effective under applicable law, but if any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

     21. Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and Annex A attached hereto shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

     22. Waiver of Jury Trial. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, arising out of, under or in connection with this

Agreement or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

     23. Jurisdiction. Each of parties hereto submits to the jurisdiction of any state or federal court sitting in Rochester, New York, in any action or proceeding arising out or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court.

     24. Annex A. Annex A attached hereto and referred to herein is hereby incorporated in and made a part of this Agreement as if set forth in full herein.

                                    * * * * *

         IN WITNESS WHEREOF, the parties have caused this Transitional Services Agreement to be executed by their duly authorized representatives as of the date and year first set forth above.


                                           AGRILINK FOODS, INC.


                                           By: /s/ David M. Mehalick
                                               ---------------------
                                               Name:  David M. Mehalick
                                               Title: Vice President


                                           PRO-FAC COOPERATIVE, INC.


                                           By: /s/  Earl L. Powers
                                               -------------------------
                                               Name:  Earl L. Powers
                                               Title: Vice President and Chief
                                                      Financial Officer

                                     ANNEX A

                        To Transition Services Agreement


1.   Member Securities.

2.   Member Records.

3.   Pro-Fac Meetings.

4.   General Administration.

5.   Information Services.

6.   Office Space And Services.



                                   Annex A - 1

1.   Member Securities.

     (a) Services Provided: All member security support including common stock transfers, common stock voting, common stock Spring/Fall stock sales, common stock dividend payment, issuance of Forms 1099, and associated recordkeeping.

     (b) Supporting Functions: Member relations, information systems, and cash management.

     (c)   Term: Twenty four (24) months from the date of the Agreement.

     (d) Cost: Pro-Fac will timely reimburse Agrilink for any and all out-of-pocket third party expenses, losses and liabilities incurred in connection with Agrilink's performance for the account of Pro-Fac.

2.   Member Records.

     (a) Services Provided: All supporting services including issuance of investment summaries and recordkeeping for patronage deliveries, net proceeds (cash) distributions, issuance of "retains" and dividends.

     (b) Supporting Functions: Member relations, information systems, and cash management

     (c)   Term: Twenty four (24) months from the date of the Agreement.

     (d) Cost: Pro-Fac will timely reimburse Agrilink for any and all out-of-pocket third party expenses, losses and liabilities incurred in connection with Agrilink's performance for the account of Pro-Fac.

3.   Pro-Fac Meetings.

     (a) Services Provided: Scheduling, planning and attendance by members of the Board relating to meetings of Pro-Fac including Board meetings, membership meetings, and commodity committee meetings.

     (b)   Supporting Functions: Member relations.

     (c)   Term: Twenty four (24) months from the date of the Agreement.

     (d) Cost: Pro-Fac will timely reimburse Agrilink for any and all out-of-pocket third party expenses, losses and liabilities incurred in connection with Agrilink's performance for the account of Pro-Fac.



                                   Annex A - 2

4.   General Administration.

     (a) Services Provided: General administration services including (i) access to executive management for referrals, e.g. legal referrals, industry experts and other outside resources, etc., (ii) assistance with providing information to Pro-Fac's designated representative, advisors and accountants for purposes of their preparation of Pro-Fac's financial, tax and securities reports and records, and
           (iii) the ministerial acts of filing securities reports on the "EDGAR" system as directed by Pro-Fac.

     (b)   Supporting Functions: Various departments.

     (c)   Term: Twenty four (24) months from the date of the Agreement.

     (d) Cost: Pro-Fac will timely reimburse Agrilink for any and all out-of-pocket third party expenses, losses and liabilities incurred in connection with Agrilink's performance for the account of Pro-Fac.

5.   Information Services.

     (a) Services Provided: Information services support for the ASIS system and the Pro-Fac securities system. Pursuant to the ASIS System and Pro-Fac Securities System Agreement attached hereto as Exhibit I, Agrilink (i) will grant to Pro-Fac a perpetual, non-exclusive, non-assignable, royalty-free, paid-up license for the use of the ASIS system as is necessary for Pro-Fac's business and the Pro-Fac securities system, and (ii) will assign to Pro-Fac all of Agrilink's right, title and interest in and to (without any warranty, representation or liability whatsoever) the Pro-Fac securities system in consideration for the payment of $100 effective as of the end of the Term.

     (b)   Supporting Functions: Information services.

     (c)   Term: Twenty four (24) months from the date of the Agreement.

     (d) Cost: Pro-Fac will timely reimburse Agrilink for any and all out-of-pocket third party expenses, losses and liabilities incurred in connection with Agrilink's performance for the account of Pro-Fac; provided, there will be no charge to Pro-Fac for normal maintenance of such systems; provided further, that Pro-Fac shall be required to reimburse Agrilink for any upgrade of the ASIS system and Pro-Fac securities system only to the extent such upgrade is requested by Pro-Fac.


                                   Annex A - 3

6.       Office Space And Services.

     (a) Services Provided: Office services support, office space and office equipment provided to not more than five employees of Pro-Fac at 90 Linden Oaks, Rochester, NY.

     (b)   Supporting Functions: Office services.

     (c)   Term: Twenty four (24) months from the date of the Agreement.

     (d) Cost: Pro-Fac will timely reimburse Agrilink for any and all out-of-pocket third party expenses, losses and liabilities incurred in connection with Agrilink's performance for the account of Pro-Fac; provided, that Pro-Fac shall have no reimbursement obligation with respect to services support, office space and office equipment to the extent that they are not in excess of the levels provided on the date of this Agreement.


                                   Annex A - 4

                                    EXHIBIT I

               ASIS System and Pro-Fac Securities System Agreement


                                  See attached.




                                    Exhibit I

           Form of ASIS System and Pro-Fac Securities System Agreement

         This ASIS System and Pro-Fac Securities System Agreement (this "Agreement") is made as of August __, 2002 by and between Agrilink Foods, Inc., a Delaware corporation ("Agrilink"), and Pro-Fac Cooperative, Inc., a New York cooperative corporation ("Pro-Fac").

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Transitional Services Agreement dated of even date herewith by and between the parties to this Agreement (the "Transitional Services Agreement"), Agrilink agreed to (i) license Agrilink's ASIS System (as further described in Schedule 1A) and the Pro-Fac Securities System (as further described in Schedule 1B) to Pro-Fac, (ii) support such ASIS System and the Pro-Fac Securities System for a period of twenty four (24) months (the "Support Term") and (ii) assign the Pro-Fac Securities System to Pro-Fac at the end of the Support Term;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Agrilink and Pro-Fac agree as follows:

         25. ASIS System. Agrilink hereby grants to Pro-Fac a perpetual, non-exclusive, non-assignable, non-transferable, royalty-free, paid-up license to use the ASIS System in object code format, and any related user manuals, instructions and documentation, to the extent and in the form such program and related materials exist as of the date hereof, for Pro-Fac's internal business use. In addition, Agrilink hereby grants to Pro-Fac a perpetual, non-exclusive, non-assignable, non-transferable, royalty-free, paid-up license to use the source code for the ASIS System, starting immediately upon the conclusion of the Support Term, solely to support the ASIS System.

         26. Pro-Fac Securities System. Agrilink hereby grants to Pro-Fac a non-exclusive, non-assignable, royalty-free, paid-up license to the object code of the Pro-Fac Securities System for Pro-Fac's internal business use during the Support Term. Agrilink hereby assigns and transfer all of its right, title and interest in and to the Pro-Fac Securities System, such assignment and transfer to be effective as of the end of the Support Term. Agrilink acknowledges that it has received, as of the date written above one hundred dollars ($100) from Pro-Fac in consideration of such assignment and transfer. At such time, Agrilink will, at the request of Pro-Fac and at Pro-Fac's expense, perform any other actions reasonably required to vest such rights in Pro-Fac.

         27. Delivery of Source Code. Agrilink will deliver copies of the source code of the ASIS System and the Pro-Fac Securities System, as well as any associated documentation, to Pro-Fac within thirty (30) days of the date hereof, solely for Pro-Fac's use during the Support

Term as permitted under Section 4, and after the Support Term as otherwise licensed or assigned under this Agreement.

         28. Technical Support. Until the end of the Support Term, Agrilink will provide information technology support services for the ASIS System and the Pro-Fac Securities System during Agrilink's normal business hours and as reasonably requested by Pro-Fac, consistent with the level of support Agrilink provides for its internal business purposes. In the event that Agrilink fails to provide such support services, Pro-Fac shall have the right to use the source code of the ASIS System and the Pro-Fac Securities System during the Support Term solely to support the ASIS System and the Pro-Fac Securities System.

         29. Proprietary Rights. Pro-Fac agrees and recognizes that the ASIS System and associated documentation, together with all other materials related to the ASIS System supplied by Agrilink to Pro-Fac pursuant to this Agreement, are and shall remain the property of Agrilink, are confidential and proprietary trade secrets of Agrilink, and are subject to the copyright laws of the United States. In addition, Pro-Fac agrees and recognizes that the Pro-Fac Securities System is and shall remain the property of Agrilink until the expiration of the Support Term, at which time the assignment and transfer of the Pro-Fac Securities System to Pro-Fac will become effective pursuant to Section 2. Pro-Fac shall not copy the ASIS System or associated documentation or, during the Support Term, the Pro-Fac Securities system or associated documentation, except in each case as necessary for Pro-Fac's internal use and for backup and archival purposes.

         30. Upgrades. Agrilink shall have no obligation to provide any upgrades, additions, modifications and enhancements (collectively, "Upgrades") to the ASIS System or the Pro-Fac Securities System; provided, that to the extent Pro-Fac requests any Upgrades to the ASIS System or the Pro-Fac Securities System, Pro-Fac shall reimburse Agrilink all out-of-pocket costs and expenses incurred by Agrilink to provide such Upgrades to Pro-Fac. In the event Agrilink produces any Upgrades to the ASIS System or the Pro-Fac Securities System for its own internal business use during the Support Term, Agrilink shall provide such Upgrades to Pro-Fac at no additional charge. To the extent Agrilink provides Pro-Fac any Upgrades to the ASIS System, such additions, modifications and enhancements shall be deemed to be licensed to Pro-Fac under this Agreement; and to the extent Agrilink provides Pro-Fac any Upgrades to the Pro-Fac Securities System, such Upgrades shall be provided to Pro-Fac under the terms of the license in Section 2 and with the support obligations set forth in Section 4.

         31. Payment. Pro-Fac will timely reimburse Agrilink for any and all out-of-pocket third party expenses, losses and liabilities incurred in connection with Agrilink's performance for the account of Pro-Fac; provided, that there will be no charge to Pro-Fac for normal maintenance of such systems; provided further, that Pro-Fac shall be required to reimburse Agrilink for any Upgrade of the ASIS System and Pro-Fac Securities System only to the extent such Upgrade is requested by Pro-Fac.

         32. Assignment. This Agreement and any rights and obligations hereunder shall not be assignable or transferable by Pro-Fac (including by operation of law or in connection with a merger or sale of stock, or sale of substantially all the assets, of Pro-Fac) without the prior written consent of Agrilink and any purported assignment or transfer without such consent shall be void and without effect; provided, that without the consent of Agrilink, Pro-Fac may assign its rights hereunder to one or more wholly-owned subsidiaries of Pro-Fac but not its obligations hereunder. Agrilink may freely assign or transfer this Agreement or Agrilink's rights and obligations hereunder.

         33. Disclaimer of Warranties. THE ASIS SYSTEM AND THE PRO-FAC SECURITIES SYSTEM ARE PROVIDED ON AN "AS IS" AND "AS AVAILABLE" BASIS. AGRILINK MAKES NO WARRANTIES WHATSOEVER REGARDING THE ASIS SYSTEM OR THE PRO-FAC SECURITIES SYSTEM AND SPECIFICALLY DISCLAIMS ALL WARRANTIES FOR THE ASIS SYSTEM AND THE PRO-FAC SECURITIES SYSTEM, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT.

         34. Limitation of Liability. Agrilink shall not be liable to Pro-Fac or any third party (including specifically employees of Pro-Fac) for any special, punitive, consequential, incidental or exemplary damages (including lost or anticipated revenues or profits relating to the same) arising from any claim relating to this Agreement or any of the services provided hereunder, whether such claim is based on warranty, contract, tort (including negligence or strict liability) or otherwise, even if an authorized representative of Agrilink is advised of the possibility or likelihood of the same. In addition, Agrilink shall not be liable to Pro-Fac or any third party (including specifically employees of Pro-Fac) for any direct damages arising from any claim relating to this Agreement or any of the services provided hereunder or required to be provided hereunder, except to the extent that such direct damages are caused by the willful misconduct or gross negligence of Agrilink or its Affiliates; provided, that Agrilink shall have no liability as contemplated above with respect to the services provided as described in Section 4, except to the extent that such direct damages are caused by the willful misconduct of Agrilink or its Affiliates. In the event Pro-Fac breaches or attempts to breach any of the provisions of this Agreement, Agrilink shall have the right, in addition to such other remedies which may be available to it, to injunctive relief enjoining such breach or attempt to breach, it being acknowledged that legal remedies are inadequate. The provisions of this Section 10 shall survive the termination, if any, of this Agreement.

         35. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient or when sent by facsimile followed by delivery by reputable overnight courier service, or one day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to Agrilink and Pro-Fac at the addresses indicated below or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. All notices, demands and other communications hereunder may be given by any other means (including telecopy or electronic mail), but shall not be deemed to have been duly given unless and until it is actually received by the intended recipient:

         (i)    Pro-Fac:

                Pro-Fac Cooperative, Inc.
                90 Linden Oaks
                Rochester, NY 14625
                Attn: Bruce Fox, Chairman
                Facsimile: (231) 861-4884

                  with a copy (which shall not constitute notice to Pro-Fac) to:

                Harris Beach LLP
                99 Garnsey Road
                Pittsford, NY 14534
                Attn: Thomas E. Willett, Esq.
                Facsimile No.: (585) 419-8818

         (ii)   Agrilink:

                Agrilink Foods, Inc.
                90 Linden Oaks
                Rochester, NY 14625
                Attn: Dennis M. Mullen
                Facsimile No.: (585) 383-1606

         with copies (which shall not constitute notice to Agrilink) to:

                Vestar Capital Partners
                245 Park Avenue, 41st Floor
                New York, NY  10167
                Attn: David M. Hooper and General Counsel
                Facsimile No.: (212) 808-4922

         and:

                Kirkland & Ellis
                153 East 53rd Street
                New York, New York  10022
                Telecopy No.: (212) 446-4900
                Attention:  Michael Movsovich

         36. Modification; Nonwaiver. This Agreement may be amended, or any provision of this Agreement may be waived, upon the approval, in a writing, executed by Agrilink and Pro-Fac. No course of dealing between or among the parties hereto shall be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any such party or such holder under or by reason of this Agreement.

         37. Relationship of Parties. Except as specifically provided herein, none of the parties shall act or represent or hold itself out as having authority to act as an agent or partner of the other parties, or in any way bind or commit the other party to any obligations. Nothing contained in this Agreement shall be construed as creating a partnership, joint venture, agency, trust or other association of any kind, each party being individually responsible only for its obligations as set forth in this Agreement.

         38. No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their permitted successors and assigns and nothing herein expressed or implied shall give or be construed to give any person, other than the parties hereto and such permitted successors and assigns, any legal or equitable rights hereunder.

         39. Force Majeure. If Agrilink is prevented from complying, either totally or in part, with any of the terms or provisions of this Agreement by reason of fire, flood, storm, strike, lockout or other labor trouble, any law, order, proclamation, regulation, ordinance, demand or requirement of any governmental authority, riot, war, act of hostilities, act of terrorism, rebellion, or other causes beyond the reasonable control of Agrilink or other acts of God, then upon written notice to Pro-Fac, the affected provisions and/or other requirements of this Agreement shall be suspended during the period of such disability and Agrilink shall have no liability to Pro-Fac or any other party in connection therewith. Agrilink shall make all commercially reasonable efforts to remove such disability within thirty (30) days of giving notice of such disability.

         40. Descriptive Headings; Interpretation. The headings and captions used in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the word "including" herein shall mean "including without limitation."

         41. Counterparts. This Agreement may be executed in counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

         42. Entire Agreement. This Agreement and the Transitional Service Agreement contain the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, relating to such subject matter.


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


         43. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any of the provisions of this Agreement.

         44. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be valid and effective under applicable law, but if any provision of this Agreement or the application of any such provision to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

         45. Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

         46. Waiver of Jury Trial. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, arising out of, under or in connection with this Agreement or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

         47. Jurisdiction. Each of parties hereto submits to the jurisdiction of any state or federal court sitting in Rochester, New York, in any action or proceeding arising out or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court.



                           [Signature Page to follow]

                  IN WITNESS WHEREOF, the parties have caused this ASIS System and Pro-Fac Securities System Agreement to be executed by their duly authorized representatives as of the date and year first set forth above.



                                           AGRILINK FOODS, INC.
                                               PRO-FAC COOPERATIVE, INC.


                                           ----------------------------
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                                           By:
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                                                  By:
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                                           Its:
                                               ------------------------
                                                  Its:
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                                           Date:
                                                --------------------------------
                                                  Date:
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